GULFSLOPE ENERGY, INC. - 8-K

Exhibit 10.3

Execution Version

SUBORDINATION AGREEMENT

in relation to the Loan Agreement

Dated as of March 1, 2019

among

GULFSLOPE ENERGY, INC.,

as Borrower

JOHN N. SEITZ

as Subordinated Lender

and

DELEK GOM INVESTMENTS, LLC

as Senior Lender

TABLE OF CONTENTS

THIS SUBORDINATION AGREEMENT (this “Agreement,” as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time as provided below), dated as of March 1 2019, is entered into by and among GulfSlope Energy, Inc., a Delaware corporation, with its principal place of business at 1331 Lamar St., Suite 1665, Houston, Texas 77010 (the “Borrower”), JOHN N. SEITZ, a citizen of the United States, (the “Subordinated Lender”), and Delek GOM Investments, LLC, a Delaware limited liability company, with a registered office address c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as Senior Lender (as defined below).

RECITALS

WHEREAS, the Borrower and the Senior Lender have entered into a Loan Agreement dated on or about the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Senior Lender (as defined below) shall extend credit and other financial accommodations (“Loans”) to the Borrower in an aggregate principal amount not exceeding $11,000,000, on the terms and conditions as set forth therein;

WHEREAS, as a condition to the incurrence and continued availability of the Loans, the Borrower has entered into security documents and other ancillary financing documents for the benefit of the Senior Lender, pursuant to which the Borrower has pledged all or substantially all of its assets as collateral to secure its obligations under the Senior Loan Documents (as defined below);

WHEREAS, the Subordinated Lender will indirectly benefit from the financing accommodations made by the Senior Lender to the Borrower under the Senior Loan Documents;

WHEREAS, each of the Subordinated Lender and the Borrower desires to enter into this Agreement in order to induce the Senior Lender to enter into the Senior Loan Documents and in satisfaction of the related condition to the incurrence and continued availability of the Loans;

WHEREAS, the Subordinated Lender acknowledges that the Senior Lender would not enter into the Senior Loan Documents but for the execution of this Agreement;

WHEREAS, the Senior Lender and the Subordinated Lender wish to set forth in this Agreement their relative rights to seek repayment from the Borrower and to pursue claims against the Borrower and its assets;

WHEREAS, the Subordinated Lender has received a copy of each of the Senior Loan Documents and is aware of the terms thereof;

WHEREAS, the Subordinated Lender has taken independent legal advice with respect to the implications and legal effect of this Agreement;

NOW THEREFORE, in consideration of the foregoing, to induce the Senior Lender to enter into the Senior Loan Documents and to extend credit to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I

Definitions; Rules of Interpretation

Section 1.01           Incorporation of Terms; Rules of Interpretation

(a)           Capitalized terms used but not defined herein (including, without limitation, in the introductory paragraph and recitals above) shall have the meanings given such terms in the Loan Agreement.

(b)           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns, (c) the words “herein”, “hereof”, and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Annexes, Exhibits, and Schedules shall be construed to refer to Sections of, Annexes, Exhibits, and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, supplemented, or otherwise modified from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.

Section 1.02           Certain Defined Terms

As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the introduction hereto.

“Bankruptcy Event” has the meaning given to such term in the Loan Agreement.

“Bankruptcy Proceeding” means the occurrence or commencement of any proceeding specified in clause (a) or (b) in the definition of “Bankruptcy Event” as defined in the Loan Agreement.

“Borrower” has the meaning set forth in the introduction hereto.

“Collateral” means any and all property from time to time subject to Liens or other security interests to secure the payment or performance of the Senior Obligations.

“Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“Loans” has the meaning set forth in the recitals to this Agreement.

“Senior Lender” means the “Lender” under the Loan Agreement and each other holder of a Senior Obligation and each of their respective successors and assigns.

“Senior Loan Documents” means, collectively, the Loan Agreement and other “Loan Documents” (as such term is defined in the Loan Agreement) and all other documents, instruments and agreements that from time to time evidence the Senior Obligations or secure or support payment or performance of such Senior Obligations, as the same may be amended, amended and restated, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided therein (whether provided by the Senior Lender under the Loan Agreement as of the date hereof or any successor Lender), but excluding, in any event, any documentation evidencing Subordinated Obligations.

“Senior Obligations” means collectively, the “Obligations” (as such term is defined in the Loan Agreement) including, without limitation, all principal, interest, fees, expenses, indemnities and reimbursement obligations (including, without limitation, attorney costs) at any time owed by the Borrower to the Senior Lender pursuant to the terms of the Senior Loan Documents, in each instance, whether before or after the commencement of a Bankruptcy Proceeding and without regard to whether or not any such obligation is an allowed claim, and all obligations and liabilities incurred with respect to any refinancing of such obligations, together with any amendments, amendment and restatements, modifications, renewals or extensions thereof.

“Subordinated Debt” has the meaning given to such term in the Loan Agreement.

“Subordinated Lender” is defined in the parties hereto.

“Subordinated Obligations” means, collectively, the unpaid principal of and interest on any Subordinated Debt and all other Indebtedness of the Borrower owing to the Subordinated Lender (including, without limitation, interest accruing at the then applicable rate set forth in the Subordinated Loan Documents after the maturity of the Subordinated Debt and interest accruing at the then applicable rate in respect of the Subordinated Debt after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Debt, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, attorney costs incurred by the Subordinated Lender that are required to be paid by the Borrower pursuant to the terms of any other Subordinated Loan Document).

“Subordinated Loan Documents” means, collectively, any notes, documents, agreements or instruments that from time to time evidence or otherwise relate to Subordinated Obligations.

Article II

Agreement to Subordinate

Section 2.01          No Collateral; Consent to Security. The Subordinated Lender is an unsecured creditor of the Borrower and has not taken and shall not take any Lien or other collateral security or any other credit support of any kind from the Borrower for any reason, including to secure the Borrower’s obligations with respect to the Subordinated Obligations. The Subordinated Lender acknowledges and consents to the pledge by the Borrower of all or substantially all of its assets as collateral to secure its obligations under the Senior Loan Documents.

Section 2.02           Subordination and Proceedings Against Borrower

(a)           The Subordinated Lender agrees that (i) the payment of the principal of, interest on, and all other amounts in respect of, the Subordinated Obligations, and all rights of the Subordinated Lender against the Borrower, are expressly made subordinate and subject in right of payment to the prior indefeasible and unconditional payment in full of all Senior Obligations, (ii) that it will not, directly or indirectly ask, demand, sue for, take, accept or receive from the Borrower, by set-off or in any other manner, or accept or retain payment (in whole or in part) of the Subordinated Obligations from the Borrower, unless and until all of the Senior Obligations have been paid in full and the commitments thereunder have expired or been terminated and (iii) no holder of the Subordinated Obligations shall have any claim to any assets of the Borrower on a parity with or prior to the claim of any holder of the Senior Obligations.

(b)           In furtherance of the foregoing Section 2.02(a), and notwithstanding anything in the Senior Loan Documents to the contrary, the Subordinated Lender shall not, until all of the Senior Obligations have been paid in full and the commitments thereunder terminated:

(i)            directly or indirectly, take, demand, accept or receive from the Borrower or any other Person, in cash or other property or by setoff or in any other manner, payment of all or any of the Subordinated Obligations; except that nothing herein shall prohibit the Subordinated Lender from converting any of the Subordinated Obligations into common stock of Borrower, nor prohibit the Borrower from permitting conversion of any Subordinated Obligations into common stock of Borrower;

(ii)           take any action to collect all or any portion of the Subordinated Obligations, to accelerate or demand payment of all or any portion of the Subordinated Obligations or to enforce any of the rights and remedies of any holder of any of the Subordinated Obligations, either pursuant to the Subordinated Loan Documents, at Law, or in equity; except that nothing herein shall prohibit the Subordinated Lender from converting any of the Subordinated Obligations into common stock of Borrower, nor prohibit the Borrower from permitting conversion of any Subordinated Obligations into common stock of Borrower;

(iii)           take, pursue, or commence or otherwise engage, undertake, or institute any judicial or other steps, action, or proceedings against the Borrower (whether by itself or joined with any other creditor), with a view to commencing any insolvency or other proceedings for the winding up or liquidation of the Borrower (including without limitation the appointing of, or procuring the appointment of, an administrator or administrative receiver, liquidator, receiver, trustee in bankruptcy, or other such enforcement officer in respect of the Borrower or any of its assets);

(iv)           take any steps to enforce any judgment or order obtained by it in respect of any obligations or liabilities of the Borrower;

(v)           commence any judicial action or proceeding to collect payment of principal of, interest on, and other amounts in respect of the Subordinated Obligations; or

(vi)          take any Lien or other collateral security or any other credit support of any kind for the Subordinated Obligations.

The expressions “prior payment in full,” “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean (i) the indefeasible payment in full, in immediately available funds, of all of the Senior Obligations and the performance in full of all of the Senior Obligations, (ii) the termination or expiration of all Senior Loan Documents, and (iii) termination of any and all commitments to lend under the Senior Loan Documents. Senior Obligations shall be considered to be outstanding whenever any loan commitment under any Senior Loan Document is outstanding.

(c)           The Senior Lender and each holder of Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Obligations in reliance upon the provisions contained in this Agreement.

(d)           Notwithstanding anything to the contrary in this Agreement, the Borrower shall not make, give or permit, directly or indirectly, by setoff, redemption, purchase or in any other manner, any payment of or with respect to, or any collateral or other security for, the whole or any part of the Subordinated Obligations, including, without limitation, any guarantee, letter of credit or similar credit support to support payment of any of the Subordinated Obligations, except that nothing herein shall prohibit the Subordinated Lender from converting any of the Subordinated Obligations into common stock of Borrower, nor prohibit the Borrower from permitting conversion of any Subordinated Obligations into common stock of Borrower.

(e)           The Subordinated Lender and the Borrower hereby agree that all Senior Obligations shall be paid in full before any payment or distribution is made with respect to any of the Subordinated Obligations.

Section 2.03           Payment Upon Dissolution, Etc.

(a)           Without in any way limiting the provisions of Section 2.02, upon the occurrence of any Bankruptcy Event in respect of the Borrower:

(i)            the Subordinated Lender and Borrower agree that:

(A)           the Senior Lender shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all of the Senior Obligations before the Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Obligations (whether in respect of principal, interest, premium, fees, indemnities, commissions, or otherwise); and

(B)           any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which Subordinated Lender would be entitled, shall be paid or delivered by the Borrower, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Lender for application against the Senior Obligations (in accordance with the terms of the Senior Loan Documents), to the extent necessary to pay in full all Senior Obligations, before any payment or distribution shall be made to Subordinated Lender, and (x) Subordinated Lender hereby unconditionally authorizes, empowers and directs all trustees, receivers, custodians, conservators, or any other Persons having authority over the property of the Borrower to effect delivery of all such payments and distributions to the Senior Lender and (y) Subordinated Lender agrees to execute and deliver to the Senior Lender such further instruments as may be requested by the Senior Lender to confirm the authorization referred to in the foregoing clause (x); and

(ii)           the Subordinated Lender irrevocably authorizes and empowers the Senior Lender to:

(A)          demand, sue for, collect and receive every payment or distribution on account of any of the Subordinated Obligations payable or deliverable in connection with such event or proceeding, until the Senior Obligations are paid in full, and give acquittance therefor; and

(B)           file claims and proofs of claim in any such Bankruptcy Proceeding and take such other actions, in its own name, or in the name of the

Subordinated Lender or otherwise, as the Senior Lender may deem necessary or advisable for the enforcement of the provisions of this Agreement; and, in furtherance thereof, the Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as the Senior Lender may request;

provided that, in each case, the foregoing authorization and empowerment imposes no obligation on the Senior Lender to take any such action.

(b)           If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by or come into the custody, control or possession of the Subordinated Lender in respect of the Subordinated Debt, the Subordinated Lender shall forthwith deliver the same to the Senior Lender for application against the Senior Obligations, in the exact form received, duly endorsed to the Senior Lender, if required, in each case to be applied to the payment or prepayment of the applicable Senior Obligations in accordance with the terms of the applicable Senior Loan Documents until such Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Subordinated Lender as the property of the Senior Lender, segregated from other funds and property held by the Subordinated Lender.

Section 2.04          Defenses Waived. The Subordinated Lender hereby absolutely, unconditionally, and irrevocably waives, to the fullest extent permitted by law, (a) any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Senior Lender and (b) any requirement that the Senior Lender protect, secure, perfect, or insure any collateral security or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

Section 2.05          Subrogation. The Subordinated Lender hereby agrees that until the indefeasible payment in full of all the Senior Obligations, the Subordinated Lender shall not exercise any right or remedy arising by way of subrogation, contribution, reimbursement, indemnity, security, guarantee, or otherwise against the Borrower (whether under Law or otherwise).

Section 2.06           Consents, Waivers and Covenants of Subordinated Lender

(a)           The Subordinated Lender consents and agrees that, without the necessity of any reservation of rights against Subordinated Lender, and without notice to or further assent by the Subordinated Lender:

(i)           any demand for payment of any Senior Obligations made by the Senior Lender may be rescinded in whole or in part by such Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Borrower or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrower or any other party under any Senior Loan Document, or any other agreement, may, from time to time, in whole or in part, be amended, restated, renewed, extended, increased, modified, accelerated, compromised, restructured, waived, surrendered, or released by the Senior Lender;

(ii)           the Senior Loan Documents and the Senior Obligations may be amended, restated, modified, extended, increased, renewed, restructured, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, restructured, waived, surrendered or released, in each case all without notice to or further assent by Subordinated Lender, which will remain bound under this Agreement, and the Senior Lender shall have the right to grant waivers or consents to the Borrower with respect to any of the Senior Obligations or any Senior Loan Document in any manner whatsoever, all without impairing, abridging, releasing or affecting the subordination provided for herein; and

(iii)           any refinancing of the Senior Obligations may be consummated by the Borrower.

(b)           The Subordinated Lender waives any and all notice of the creation, renewal, extension, increase, or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lender upon this Agreement. The Senior Obligations shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and Senior Lender shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in entering into the Senior Loan Documents and in making funds available to Borrower thereunder. Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

(c)           The Subordinated Lender hereby consents to the Liens on the Collateral created in favor of Senior Lender under the Senior Loan Documents, and agrees and acknowledges the grant, perfection, priority and existence of such Liens, which shall be senior in respect of priority, ranking and security to any Subordinated Loan Document.

(d)           Notwithstanding anything in the Subordinated Loan Documents or any other agreement or instrument to the contrary, the Subordinated Lender and Borrower hereby acknowledge and agree that the maturity date of each of the Subordinated Obligations shall be no earlier than the date upon which the Senior Obligations are paid in full.

Section 2.07           Negative Covenants of the Subordinated Lender. Until the payment in full of the Senior Obligations, the Subordinated Lender shall not, without the prior written consent of the Senior Lender:

(a)           sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person or create, incur or suffer to exist any security interest, Lien, charge or other encumbrance whatsoever upon any of the Subordinated Obligations or under any Subordinated Loan Document in favor of any other Person;

(b)           permit any of the Subordinated Loan Documents or the Subordinated Obligations to be amended, restated, amended and restated, renewed, restructured, increased, extended, supplemented or otherwise modified in any respect, except that nothing herein shall prohibit the Subordinated Lender from converting any of the Subordinated Obligations into common stock of Borrower, nor prohibit the Borrower from permitting conversion of any Subordinated Obligations into common stock of Borrower;

(c)           permit or require the Borrower to create any Lien on any of its assets or properties or provide any other collateral security or credit support of any kind, in any such case to secure the payment or performance of any of the Subordinated Obligations;

(d)           commence, or join with any creditors (other than Senior Lender) in commencing, or otherwise cause, any Bankruptcy Proceeding;

(e)           challenge the validity, enforceability, priority of, or any other term or provision of, any Senior Loan Document;

(f)           challenge the extent, validity, creation, perfection or priority of, any Lien created or purported to be created pursuant to any Senior Loan Document or seek to avoid or subordinate any such Lien; or

(g)           interfere in any respect with the exercise by the Senior Lender of any right or remedy under any Senior Loan Document or Applicable Law,

provided that a transfer by operation of Law to the estate of a deceased Subordinated Lender shall not be a default hereunder; provided, further, that it is the express intent of all parties hereto that such transfer shall be expressly subject to this Agreement, and that the transferee of the estate expressly acknowledges to the Senior Lender, by a written agreement in form and substance satisfactory to the Senior Lender or by delivery of an executed counterpart of this Agreement or a subordination agreement substantially identical to this Agreement, the subordination provided for herein and agrees to be bound by all of the terms and provisions hereof.

Section 2.08          Senior Obligations Unconditional. All obligations and agreements of the Subordinated Lender hereunder shall be irrevocable, unconditional, continuing and absolute. All rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Lender and the Borrower, shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Senior Loan Document or if all or any portion of the Senior Obligations and/or the Liens securing same are subordinated, set aside, avoided or disallowed, in each case pursuant to a Bankruptcy Event or otherwise (as a result of the fraudulent transfer provisions under the Bankruptcy Code, under any state fraudulent conveyance or fraudulent transfer statute, or otherwise);

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any Senior Loan Document, including, without limitation, any increase in any of the Senior Obligations resulting from the extension of additional credit to the Borrower or otherwise;

(c)           any exchange, release or nonperfection of any Lien upon any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof;

(d)           the existence of any claim, set-off, defense, counterclaim or other right that the Subordinated Lender, the Borrower or any other Person may have against any Person, including, without limitation, the Senior Lender;

(e)           any manner of application of Collateral or any other collateral or credit support, or proceeds thereof, to all or any of the Senior Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Senior Obligations or any obligations of the Borrower under the Senior Loan Documents or any other assets of the Borrower;

(f)           any change, restructuring or termination of the corporate or other organizational structure or existence of the Borrower;

(g)           any failure of the Senior Lender to disclose to the Subordinated Lender any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower or any of its Affiliates now or hereafter known to the Senior Lender (the Subordinated Lender hereby waiving any duty on the part of the Senior Lender to disclose such information); or

(h)           any other event or circumstance which otherwise might constitute a defense or counterclaim available to, or a discharge of, the Borrower in respect of any of the Senior Obligations, or of the Subordinated Lender or the Borrower in respect of this Agreement.

Section 2.09           Representations and Warranties. The Subordinated Lender represents and warrants to the Senior Lender that:

(a)           he is a natural person who is competent to execute and deliver this Agreement;

(b)           he is a citizen solely of the United States of America and he has legal domicile in the United States of America;

(c)           he has had due opportunity to (i) study the terms of this Agreement and understands this Agreement and (ii) take separate independent legal advice on the effect of this Agreement, and has taken such legal advice, and, in any case, understands and has received advice in respect of, without limitation: (A) the consequences of entering into this Subordination Agreement as regards the treatment of the Subordinated Obligations owed to the Subordinated Lender by the Borrower as compared to the Senior Obligations owed to the Senior Lender by the Borrower, and (B) the extent of his potential liabilities under this Agreement;

(d)           the Subordinated Obligations: (i) have been issued to him for good and valuable consideration; (ii) are owned by him free and clear of any security interests, Liens, charges or encumbrances whatsoever, other than the interests of Senior Lender under this Agreement; (iii) are payable solely and exclusively to him and to no other Person and are payable without deduction for any defense, recoupment, offset or counterclaim, and (iv) constitute the only evidence of the obligations evidenced thereby;

(e)           he has the power, authority and legal right to execute and deliver and to perform his obligations under this Agreement and has taken all necessary action to authorize his execution, delivery and performance of this Agreement;

(f)           this Agreement has been duly executed and delivered by him and constitutes a legal, valid and binding obligation, enforceable against him in accordance with its terms;

(g)           the execution, delivery and performance of this Agreement will not violate any provision of any requirement of Law applicable to him or any of his other contractual obligations and will not result in the creation or imposition of any Lien on any of his properties or revenues pursuant to any requirement of Law affecting him, or any of his contractual obligations, except the interest of the Senior Lender under this Agreement;

(h)           no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority or any other Person (including, without limitation, any of his creditors), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(i)           no pending or, to the best of its knowledge, threatened litigation, arbitration or other proceedings if adversely determined would in any way prevent the performance of the terms of this Agreement;

(j)           as of the date hereof, the Borrower is indebted to him under the Subordinated Loan Documents in the aggregate amount of $10,500,000;

(k)           he has full knowledge of the commercial and legal implications of entering into the transactions contemplated by this Agreement and he is willingly entering into such transactions without being unduly influenced by any other party to this Agreement or the Senior Loan Documents; and

(l)            in entering into this Agreement, he is acting as principal and for his own account and not as agent or trustee or in any other capacity for a third party.

Section 2.10          No Representation by Senior Lender. The Senior Lender has not made, and the Senior Lender does not hereby nor otherwise make to the Subordinated Lender, any representations or warranties, express, or implied, nor does the Senior Lender assume any liability or obligation to or of the Subordinated Lender with respect to, without limitation:

(a)           the financial or other condition of the Borrower or any other obligors under any instruments of guarantee with respect to the Senior Obligations;

(b)           the enforceability, validity, value or collectability of any of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations; or

(c)           the title or right of the Borrower or any other Person to transfer any collateral or security.

Section 2.11           Notices; Disclosure

The Subordinated Lender agrees, promptly upon obtaining actual knowledge thereof, that he will give the Senior Lender notice of any default by the Borrower in respect of the Subordinated Obligations.

Section 2.12          No Waiver. No failure on the part of the Senior Lender, and no delay in exercising any right, remedy, or power hereunder or under any Senior Loan Document, shall operate as a waiver thereof by the Senior Lender, nor shall any single or partial exercise by the Senior Lender of any right, remedy, or power hereunder or under any Senior Loan Document preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy, and power hereby granted to the Senior Lender or allowed to the Senior Lender by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Senior Lender from time to time. Without in any way limiting the generality of the foregoing, the Senior Lender may, at any time and from time to time, without the consent of or notice to the Subordinated Lender, without incurring responsibility to the Subordinated Lender, and without impairing or releasing the subordination provided herein or the obligations hereunder of the Subordinated Lender, do any one or more of the following: (a) change the manner, place, or terms of payment of, or extend the time of payment of, or renew or alter, the Senior Obligations under the Senior Loan Documents, or otherwise amend or supplement in any manner the Senior Loan Documents or any instruments evidencing the same or any agreement under which the obligations under the Senior Loan Documents are outstanding; (b) sell, exchange, release, or otherwise deal with any property pledged, mortgaged, or otherwise securing the obligations owed to the Senior Lender under the Senior Loan Documents; and (c) exercise or refrain from exercising any rights against the Borrower or any other Person.

Section 2.13          Waiver of Claims. To the maximum extent permitted by Law, the Subordinated Lender waives any claim it might have against the Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Lender or its affiliates, directors, officers, employees, advisors, attorneys or agents with respect to any exercise of any rights or remedies under any of the Senior Loan Documents or any transaction relating to any of the Collateral or any guarantee. Neither the Senior Lender nor any of its affiliates, directors, officers, employees, advisors, attorneys or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or any guarantee or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or realize upon any guarantee upon the request of the Borrower or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof or any guarantee.

Section 2.14           Additional Provisions Applicable After Bankruptcy Event or Bankruptcy Proceeding. Without limiting any other term or provision in this Agreement or any Senior Loan Document:

(a)           The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Bankruptcy Event or Bankruptcy Proceeding.

(b)           The Subordinated Lender agrees that it will not, directly or indirectly (including, without limitation, as a member of any unsecured creditors’ committee), take any action in or relating to any proceeding arising from, as a result of, in connection with or relating to any Bankruptcy Proceeding or Bankruptcy Event to challenge, contest or object in any manner to (i) the extent, validity, creation, enforceability, perfection or priority of any of the Senior Obligations or any Senior Loan Document or any Liens or security interests created under any Senior Loan Document, or any term or provision of this Agreement or the Subordinated Lender’s obligations, undertakings, acknowledgments and agreements set forth in this Agreement; (ii) any pleading, motion, notice, objection or argument of or made by or on behalf of any holder of any of the Senior Obligations based on, under or in respect of Section 361, 362, 363 or 364 of the Bankruptcy Code, including, without limitation, in respect of permitting the use of any cash or other collateral by, or providing any financing to, the Borrower under either Section 363 or 364 of the Bankruptcy Code (including, without limitation, any request for adequate protection, or in respect of the sale or other disposition of any property by the Borrower under Section 363 of the Bankruptcy Code or pursuant to a plan of reorganization or any other arrangement (and Subordinated Lender shall be deemed to have consented to any such sale or disposition and all of the terms applicable thereto); or (iii) the payment of interest, fees, expenses or other amounts to the Senior Lender under Sections 506(b) or 506(c) of the Bankruptcy Code or otherwise. The Subordinated Lender agrees that it will not seek relief from the automatic stay or from any other stay in any Bankruptcy Proceeding or take any action in derogation thereof, without the prior written consent of Lender.

(c)           The Subordinated Lender shall not support or vote in favor of any plan of reorganization (and they shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off in full, in cash, all Senior Obligations or (ii) is accepted by the Senior Lender, provided that this undertaking is not intended and shall not be construed to limit any fiduciary obligations of the Subordinated Lender in its capacity as the Chief Executive Officer of GulfSlope Energy, Inc. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective, during and after the commencement of a Bankruptcy Proceeding.

Section 2.15           Further Assurances. The Subordinated Lender and the Borrower, at their own sole cost and expense and at any time from time to time, upon the written request of Lender, will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the generality of the foregoing, in the event of an assignment pursuant to any Senior Loan Document or in the event of a refinancing of the Senior Obligations, the Subordinated Lender and the Borrower shall, upon the request of the Senior Lender, execute a new subordination agreement upon the same terms as this Agreement to further evidence and confirm that the Subordinated Debt are and shall remain junior and subordinate in right of payment to the Senior Obligations.

Section 2.16          Reinstatement. The terms and provisions of this Agreement shall continue to be effective or be reinstated, and the Senior Obligations shall not be deemed to be paid in full, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or avoided, or must otherwise be returned by the Senior Lender pursuant to any Bankruptcy Proceeding or otherwise, all as though such payment had not been made.

Section 2.17           Expenses. The Subordinated Lender shall pay or reimburse the Senior Lender, upon demand, for all of its reasonable and documented costs and expenses incurred in connection with the enforcement of any rights and remedies with respect to the Subordinated Lender under this Agreement, including, without limitation, attorney costs of the Senior Lender.

Section 2.18           Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lender, on the one hand, and the Subordinated Lender, on the other, and the obligations of Borrower in connection with the foregoing and no other Person shall have any right, benefit or other interest under this Agreement. The Borrower hereby agrees that it will not make any payment on or in respect of any of the Subordinated Obligations, or take any other actions, in contravention of the provisions of this Agreement.

Section 2.19           Legend. Prior to any assignment of any Subordinated Loan Document, the Subordinated Lender will cause each Subordinated Loan Document (and each other Subordinated Loan Document as Lender shall request) to bear upon its face the following legend:

“ALL INDEBTEDNESS EVIDENCED BY THIS AGREEMENT IS SUBORDINATED TO CERTAIN SENIOR RANKING INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE SUBORDINATION AGREEMENT, DATED AS OF MARCH 1, 2019 (THE “SUBORDINATION AGREEMENT”), AS THE SAME MAY BE AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, BY AND AMONG GULFSLOPE ENERGY, INC., AS BORROWER, DELEK GOM INVESTMENTS, LLC, AS SENIOR LENDER, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED LOAN DOCUMENTS REFERRED TO IN SUCH SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS AGREEMENT, AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

Section 2.20           Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full.

Section 2.21          Authority of Senior Lender. Each of the Borrower and the Subordinated Lender acknowledges and agrees that the rights and responsibilities of the Senior Lender under this Agreement with respect to any action taken by the Senior Lender or the exercise or non-exercise by the Senior Lender of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall be governed by the Senior Loan Documents and by such other agreements with respect thereto as may exist from time to time among, but, as between the Senior Lender, on the one hand, and the Borrower and the Subordinated Lender, on the other hand, the Senior Lender shall be conclusively presumed to be acting with full and valid authority so to act or refrain from acting, and neither the Borrower nor the Subordinated Lender shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 2.22           Notices

(a)           All notices, demands, requests, consents, and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

(i)	If to the Borrower, at:

1331 Lamar Street
Suite 1665
Houston, Texas 77010
John Malanga, Chief Financial Officer
Tel: (281) 918-4103
Email:john.malanga@gulfslope.com

with a copy to:

Mayer Brown LLP

Attention: Tristan Propst

Suite 3400
700 Louisiana Street
Tel: (713) 238-2657
Fax: (713) 238-4657
Email: tprobst@mayerbrown.com

(ii)	if to the Senior Lender:

c/o Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

and a copy to:

Leora Pratt Levin

VP & General Counsel

Delek Group Ltd

19, Abba Eban blvd. P.O.B 2054

Herzliya 4612001, Israel

Tel: (+972 9) 8638492

Direct: (+972 9) 8638491

Fax: (+972 9) 8854955

E-mail: leorapl@delek-group.com

(iii)	if to the Subordinated Lender:

John Seitz

5602 Orchard Valley Court

Kingwood TX 77345

Direct: 281-918-4101

Mobile: 713-203-3303

E-mail: jnseitz@gulfslope.com

(b)           Any such notice shall be deemed to have been given or made or to have become effective on the terms set forth in Section 8.01 of the Loan Agreement.

Section 2.23           Amendments

This Agreement may not be amended, modified or supplemented without the prior written consent of each of the parties hereto.

Section 2.24           Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.25           Captions

The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 2.26           Counterparts; Integration; Effectiveness.

(a)           This Agreement may be executed in counterparts (and by different parties to this Agreement on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)           This Agreement constitutes the entire contract among the parties relating to the subject matter herein and supersede any and all previous agreements and understandings, oral or written, relating to such subject matter. This Agreement represent the final agreement among the parties hereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

(c)           This Agreement shall become effective when it shall have been executed by the Senior Lender and when the Senior Lender shall have received counterparts that, when taken together, bear the signatures of each of the other parties to this Agreement, and thereafter shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 2.27           Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate that provision in any other jurisdiction.

Section 2.28           GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)           EXCEPT TO THE EXTENT (IF ANY) PROVIDED OTHERWISE IN A PARTICULAR SENIOR LOAN DOCUMENT, THIS AGREEMENT AND THE OTHER SENIOR LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE SENIOR LOAN DOCUMENTS MAY BE BROUGHT, IF AT ALL, IN THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK (OR ANY APPELLATE COURT FROM ANY THEREOF), AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THOSE COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT NOW OR SUBSEQUENTLY MAY HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. IN THE CASE OF THE BORROWER ONLY, THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER THE BORROWER IN ANY OTHER COURT OTHERWISE HAVING JURISDICTION.

(c)           EACH PARTY TO THIS AGREEMENT HEREBY (i) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM IN ANY SUCH PROCEEDING; (ii) CERTIFIES THAT NO PARTY TO THIS AGREEMENT OR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY TO THIS AGREEMENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, (iii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 2.28(C), AND (IV) ACKNOWLEDGES THAT THIS SECTION 2.28(C) \ WAS NEGOTIATED BY IT AND THAT ITS COUNSEL HAS HAD AN OPPORTUNITY TO REVIEW THIS AGREEMENT.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

GulfSlope Energy, Inc., as Borrower

By:	/s/ John N. Seitz
Name:	John N. Seitz
Title:	CEO

John N. Seitz., as Subordinated Lender

By:	/s/ John N. Seitz
Name:	John N. Seitz
Title:	CEO

Witnessed

	}	/s/ Charles Kelley

Witness Name: Charles Kelley Witness Occupation: Attorney Witness Address: 700 Louisiana St., Suite 3400, Houston, TX 77002

Delek GOM Investments, LLC, as Senior Lender

By:	/s/ Leora Pratt Levin
Name:	Leora Pratt Levin
Title:	Authorized Person